Exhibit 99.1

For Release:	Immediate

Contact:	Ted Detrick, Investor Relations - (215) 761-1414
Wendell Potter, Media Relations - (215) 761-4450

CIGNA ANNOUNCES ARBITRATION RULING RELATED TO ITS RUNOFF WORKERS’
COMPENSATION REINSURANCE BUSINESS

Reduces 2005 Net Income by $14 Million to Reflect Ruling

PHILADELPHIA, February 20, 2006 -- CIGNA Corporation (NYSE: CI) today reported that it has received an adverse ruling from a London arbitration panel concerning a dispute over a retrocessional reinsurance arrangement related to a portion of its runoff workers’ compensation reinsurance business written in the London market. This ruling resulted in a $14 million after-tax charge.

Because the ruling relates to an exposure that existed at December 31, 2005 and because the Company has not yet filed its 2005 financial statements, the ruling is considered a subsequent event under generally accepted accounting principles that must be recorded in the Company’s 2005 financial statements. The Company announced 2005 fourth quarter and full year financial results on February 8, 2006, and is now adjusting those results to reflect the impact of the ruling. CIGNA expects to file its 2005 Form 10-K, including the financial statements, later this month.

“The result of this ruling has no effect on our ongoing operations,” said H. Edward Hanway, chairman and chief executive officer of CIGNA Corporation. “In addition, our estimates for full year 2006 consolidated adjusted income from operations and related per share amounts are unchanged from the estimates we provided in our February 8th earnings release.”

CIGNA will record this charge in its Run-off Reinsurance segment. The effect of the ruling on CIGNA’s fourth quarter and full year 2005 financial results is shown below.

	Fourth Quarter 2005
(dollars in millions, except per share amounts)	As Reported	Effect of Adjustment	Adjusted Results
Adjusted income from operations[1]	$249	$(14)	$235
Realized investment gains (losses), net	(29)	--	(29)
Special items,[3] net	4	--	4
Income from continuing operations	224	(14)	210
Income from discontinued operations	--	--	--
Net income	$224	$(14)	$210
Adjusted income from operations, per share[2]	$1.98	$(0.11)	$1.87
Income from continuing operations, per share[2]	$1.78	$(0.11)	$1.67
Net income per share[2]	$1.78	$(0.11)	$1.67

	Full Year 2005
(dollars in millions, except per share amounts)	As Reported	Effect of Adjustment	Adjusted Results
Adjusted income from operations[1]	$1,057	$(14)	$1,043
Realized investment gains (losses), net	(11)	--	(11)
Special items,[3] net	244	--	244
Income from continuing operations	1,290	(14)	1,276
Income from discontinued operations	349	--	349
Net income	$1,639	$(14)	$1,625
Adjusted income from operations, per share[2]	$8.14	$(0.11)	$8.03
Income from continuing operations, per share[2]	$9.94	$(0.11)	$9.83
Net income per share[2]	$12.63	$(0.11)	$12.52

This earnings release is available on CIGNA’s web site in the Investor Relations, Most Recent Disclosures section (http://www.cigna.com/general/about/investor/disclosures_recent.html).

*Notes:

1.
Adjusted income from operations is income from continuing operations before realized investment results and special items (which are identified and quantified in Note 3). Adjusted income from operations is a measure of profitability used by CIGNA’s management because it presents the underlying results of operations of CIGNA’s businesses and permits analysis of trends in underlying revenue, expenses and net income. This measure is not determined in accordance with generally accepted accounting principles (GAAP) and should not be viewed as a substitute for the most directly comparable GAAP measure, which is income from continuing operations.

2.	Earnings per share (EPS) are on a diluted basis.

3.	The special items included in net income and income from continuing operations, but excluded from adjusted income from operations, are:

First Quarter 2005

•	After-tax gain of $169 million resulting from the accelerated recognition of a portion of the deferred gain on the sale of CIGNA's retirement benefits business (“the accelerated deferred gain”).
•	After-tax charge of $33 million related to CIGNA's efforts to streamline its Health Care operations and supporting areas.
•	After-tax net charge of $8 million related to modified coinsurance arrangements for the sale of the retirement benefits business.

Second Quarter 2005

•	After-tax net benefit of $81 million primarily related to the completion of a federal tax audit.
•	After-tax gain of $29 million resulting from the accelerated deferred gain.

Third Quarter 2005

•	After-tax gain of $2 million resulting from the accelerated deferred gain.

Fourth Quarter 2005

•	After-tax gain of $4 million resulting from the accelerated deferred gain.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in CIGNA's filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties. Forward-looking statements in this press release include information regarding, among other things, the company's earnings estimates for the full year and first quarter 2006. You should not place undue reliance on these forward-looking statements. CIGNA cautions that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increased medical costs that are higher than anticipated in establishing premium rates in CIGNA's health care operations, including increased use and costs of medical services;
2.	increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on CIGNA's employee benefits businesses;
3.
challenges and risks associated with implementing the improvement initiatives in the health care operations, the organizational realignment and the reduction of overall CIGNA and health care cost structure, including that operational efficiencies and medical cost benefits do not emerge as expected and that medical membership does not grow as expected;

4.	risks associated with the amount and timing of gain recognition on the sale of CIGNA's retirement benefits business;
5.
risks associated with pending and potential state and federal class action lawsuits, purported securities class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging CIGNA's businesses and the outcome of pending government proceedings and federal tax audits;

6.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA's businesses, primarily the health care business;
7.	significant changes in interest rates;
8.	downgrades in the financial strength ratings of CIGNA's insurance subsidiaries, which could, among other things, adversely affect new sales and retention of current business;
9.
limitations on the ability of CIGNA's insurance subsidiaries to dividend capital to the parent company as a result of downgrades in the subsidiaries' financial strength ratings, changes in statutory reserve or capital requirements or other financial constraints;

10.
inability of the program adopted by CIGNA to substantially reduce equity market risks for reinsurance contracts that guarantee minimum death benefits under certain variable annuities (including possible market difficulties in entering into appropriate futures contracts and in matching such contracts to the underlying equity risk);

11.
adjustments to the reserve assumptions and other considerations (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating CIGNA's liabilities for reinsurance contracts that guarantee minimum death benefits under certain variable annuities;

12.
adjustments to the assumptions (including annuity election rates and reinsurance recoverables) used in estimating CIGNA's assets and liabilities for reinsurance contracts that guarantee minimum income benefits under certain variable annuities;

13.
significant stock market declines, which could, among other things, result in increased pension expenses in CIGNA's pension plan in future periods and the recognition of additional pension obligations;

14.
unfavorable claims experience related to workers' compensation and personal accident exposures of the run-off reinsurance business, including losses attributable to the inability to recover claims from retrocessionaires;

15.	significant deterioration in economic conditions, which could have an adverse effect on CIGNA's operations and investments;
16.	changes in federal laws, such as amendments to income tax laws, which could affect the taxation of employer provided benefits, and pension legislation, which could increase pension cost;
17.
potential public health epidemics and bio-terrorist activity, which could, among other things, cause our covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected;

18.	risks associated with security or interruption of information systems, which could among other things cause operational disruption; and

19.
risk factors detailed in CIGNA's Form 10-K for the year ended December 31, 2004, and Form 10-Q for the quarter ended September 30, 2005, including the Cautionary Statement in Management's Discussion and Analysis.

This list of important factors is not intended to be exhaustive. There may be other risk factors that would preclude CIGNA from realizing the forward-looking statements. While CIGNA may periodically update this discussion of risk factors, CIGNA does not undertake to update any forward-looking statement that may be made by or on behalf of CIGNA prior to its next required filing with the Securities and Exchange Commission.